UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

Levere Holdings Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40243	98-1581160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 1093, Boundary Hall, Cricket Square, Grand Caymans Cayman Islands		KY1-1102
(Address of principal executive offices)		(Zip Code)

+1 (345) 949-8066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	LVRAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	LVRA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	LVRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 23, 2021, Levere Holdings Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $250,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (SEC File No. 333-253105) for the IPO, initially filed with the U.S. Securities and Exchange Commission on February 12, 2021, as amended (the “Registration Statement”):

•

an Underwriting Agreement, dated March 18, 2021, by and among the Company, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the underwriters named in Schedule I therein, which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

a Sponsor Warrants Purchase Agreement, dated March 23, 2021, between the Company and Goggo Network GmbH (the “Sponsor”), pursuant to which the Sponsor purchased 5,166,667 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.50 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•

a Warrant Agreement, dated March 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

an Investment Management Trust Agreement, dated March 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration Rights Agreement, dated March 23, 2021, among the Company, the Sponsor and certain security holders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other security holders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

Letter Agreement, dated March 23, 2021, among the Company, the Sponsor and each executive officer and director of the Company and certain other officers of an affiliate of the Sponsor and an advisor of the Sponsor, pursuant to which the Sponsor and each executive officer and director of the Company and such officers of an affiliate of the Sponsor and an advisor of the Sponsor has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•

an Administrative Services Agreement, dated March 23, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation; and

•	Indemnity Agreements, each dated March 23, 2021, between the Company and each of its executive officers and directors.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.4, 4.1, 10.2, 10.3, 10.1, 10.12 and 10.5-10.11, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 4,666,667 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $7,000,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On March 23, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01	Other Events.

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $250,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account that may be released to pay income taxes, if any, none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (b) with respect to any other provisions relating to shareholders’ rights.

On March 18, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On March 23, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated March 18, 2021, among the Company, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated March 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated March 23, 2021, among the Company, the Sponsor and each director and officer of the Company and certain officers of an affiliate of the Sponsor and an advisor of the Sponsor.

10.2	Investment Management Trust Agreement, dated March 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated March 23, 2021, among the Company, the Sponsor and the holders therein.

10.4	Sponsor Warrants Purchase Agreement, dated March 23, 2021, between the Company and the Sponsor.

10.5	Indemnity Agreement, dated March 23, 2021, between the Company and Martín Varsavsky Waisman-Diamond.

10.6	Indemnity Agreement, dated March 23, 2021, between the Company and Yasmina Fage-Lana Andrea.

10.7	Indemnity Agreement, dated March 23, 2021, between the Company and Stefan Krause.

10.8	Indemnity Agreement, dated March 23, 2021, between the Company and Alex Clavel.

10.9	Indemnity Agreement, dated March 23, 2021, between the Company and Ingo Hueck.

10.10	Indemnity Agreement, dated March 23, 2021, between the Company and Matthieu Pigasse.

10.11	Indemnity Agreement, dated March 23, 2021, between the Company and Bodo Uebber.

10.12	Administrative Services Agreement, dated March 23, 2021, between the Company and the Sponsor.

99.1	Press Release, announcing the pricing of the IPO.

99.2	Press Release, announcing the closing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Levere Holdings Corp.

Date: March 23, 2021	By:	/s/ Martín Varsavsky Waisman-Diamond
Name: Martín Varsavsky Waisman-Diamond
Title: Chairman and Chief Executive Officer